UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund, Inc.

(Exact name of registrant as specified in charter)

413 Johnson Street

Suite 200

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

413 Johnson Street

Suite 200

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund, Inc.

ANNUAL REPORT

December 31, 2012

Matthew 25 Fund, Inc.

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund, Inc. shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund’s return for 2012 was a gain of 31.63%.  This completes our 17th calendar year in operation.  A $10,000 investment in our Fund at the start of 1996 grew to $56,759 at year-end 2012.  This was a 10.75% average annual compounded return.

Our Fund received many new investors this year.  Thus, the beginning of this shareholder’s letter will communicate some of the investment principles that I apply to the management of our Fund.  In the summer of 2012 I did an interview with Barron’s Magazine.  During the process they sent me a questionnaire to complete and return.  I felt that the questions were appropriate for someone interviewing an investment advisor they were looking to hire.  The following selected questions and answers were not included in the Barron’s article.  Please remember these responses were completed in the summer of 2012 and some of the data may have changed since that time.

What is your average market cap? $28 billion, however, averages can be deceiving.  A better measure of our portfolio mix is that of our 22 holdings, 14 are Large Cap, 6 are Mid Cap and 2 are Small Cap investments.  This mix changes over time in accord to where I find the investments with the best risk/reward characteristics.

What is your turnover? In 2011 it was 23%, which is very close to our Fund’s long-term turnover ratio.  Another way of looking at this would be that our average holding period is around 4 and 1/3 years.

Name one investment that most typifies your investing style?  I would say Cabela’s Inc. (CAB) because it has been and should continue to be a long-term investment for our Fund.  We have paid as low as $4.38 and as high as $38.33.  It is an exceptional niche retailer with solid management.  Our Fund’s greatest long-term returns have come from investments that we were able to “buy low and let grow.”  This stock has done well as a Value investment from three and a half years ago.  Now that the company has begun to open new stores once again it has the potential to grow for many years to come.  I currently classify this investment as a Growth/Value holding and I believe CAB offers above average return potential over the next three to five years.

Are you always fully invested or do you keep cash on the side?  I tend to be fully invested.

Do you rely on the macroeconomic scenario to make investment decisions? I look at the macroeconomic scenario just for guidelines and potentials.  For example the S&P 500 would be fairly priced at 15 to 17 times earnings.  Earnings estimates for 2012 and 2013 are $104.54 and $118.51 respectively.  Will this index close in on its fair value range of $1,568 to $1,777 this year or around $1,777 to $2,015 next year?  The potential is there but this will probably not occur until confidence improves and the average investor comes back into U.S. equities.  Since 2006 $519 Billion has come out of domestic stock funds according to the Investment Company Institute (ICI).  I believe that this trend will change but I do not know when.  However, if it takes a few more years for the stock market to get to its fair value and during these same years the composite earnings continue to grow, then the return potential will be compounding.  I believe that investors will be pleasantly surprised over the next 3 to 5 years.  I do not try to predict when something may occur, but I try to invest our Fund for what is more likely to happen.  I am currently very bullish and have been since 2009 because earnings are growing, prices are undervalued and sentiment is bearish or at least fear is stronger than greed.  Anyone investing in U.S. stocks either directly or through a mutual fund is going opposite the crowd and that is usually a rewarding exercise for long-term investors!

Could you define your investment philosophy?  Sure, I believe you make the most money by investing with the exceptional; accordingly, I search for securities possessing the best combinations of a desirable business, capable management, clean financials and a market price that is below its fair value.  Based on this fundamental analysis I will make meaningful investments that I classify as Value, Growth/Value or Growth. I like the value investing adage of “buy low and sell high,” but I like the growth/value maxim of “buy low and let it grow” even more.

Is there a particular market sector that attracts you?  I am better with individual stocks, but whenever I find a few attractive stock investments within a sector then that may indicate an appealing area for investment.  Apple and Google have very high earnings growth, good momentum and very good price to value discounts, so I would suggest looking at technology.  For great valuation discounts and high future earnings potential but no current momentum, a long-term investor may look at financials.  Goldman Sachs’ stock has been a drag on our Fund’s performance during the past few years, but I believe it currently has one of the highest return potentials going forward.  I find other large and small financial institutions that are attractively priced investments currently.

How do you start your selection process? I call my process “Search and Research”.  Start by systematically scanning and gleaning a large universe of stocks looking for the exceptional traits from one or more of my four categories (business, management, price and financial shape).  This broad search is important not only for seeking new potential investments, but it is the surest way to verify that our Fund’s existing holdings are attractive relative to other investments.  During the initial searching some ideas may be appealing, at which point I will dig deeper both quantitatively and qualitatively to see if it makes sense as a potential investment.  Before investing, questions have to be answered comfortably. “How much could we make on this investment versus how much could we lose?”  If I believe there is a profitable margin of safety then I need to decide whether to invest our fund’s cash, future cash flow or to replace a less attractive portfolio holding.   After an investment is placed in our portfolio then research is done at regular intervals.  Regardless of how long our Fund owns a stock my research must conclude with an affirmative answer to the question, “would I buy this stock today if we did not own it because it still offers a profitable margin of safety during the next 3 to 5 years?”  If not, then it is time to reduce this position and spread the proceeds into other portfolio holdings or into a new, more attractive investment.  This process of searching and researching is what I consider my professional everyday norm.

What is the chief feature that you look for in a company? Business is competitive.  Therefore, I am looking for something that will give our investments an advantage over its competitors, such as brands, product/service superiority, low cost producer, leadership, operating efficiencies, lower debt, hurdles to entry, consolidation, etc.  As a minority stockholder I want these advantages at prices below private values.  Fortunately, there are many attractive, undervalued investments currently.

What would prompt you to sell a stock? There are a few reasons that would lead me to sell a security.   First would be a loss of a company’s advantage(s).  Second would be an error in my initial search or detrimental information found in my research.  Third would be pricing.  I may still like the company, but its stock has achieved its appreciation potential and the current price does not offer a profitable margin of safety going forward.  Fourth would be that a superior investment is found as a replacement.

How do you construct your portfolio?  The Search and Research process naturally leads to constructing and reconstructing our Fund’s portfolio.

How do you measure the industry weightings? I do not have preset industry weightings.   With a focused, actively managed portfolio there are more industries that we do not own than we own at any given period.  My purpose as the portfolio manager is trying to find and invest in the best securities and not to make an investment that does not make economic sense just to be in a particular industry

Do you exclude certain industries? No industries are permanently excluded, but if there are not attractive stocks or bonds to invest in, then we will not participate in that industry.

Is there a limit to the number of holdings within a particular industry?  Our Fund has a portfolio restriction of no more than 25% of assets in any one industry.

How do you feel about leverage?  We cannot use leverage in our Fund.  Leverage at the corporate level of our stock or bond holdings can increase a company’s return on capital but increases its risk.  Currently, most of our holdings have clean balance sheets (low leverage) except for the financial stocks.

How about dividends? Does that make a stock more attractive?  Yes and no, but let me explain.  I care about earnings!  If you have earnings and a portion is free then you can build cash, pay off debt, invest in the business, buy other businesses, buy back stock or pay dividends.  Management will choose what to do with the free cash flow and I will evaluate their choices as part of my research.  It is important to realize that there is a time and place for all the options, but when all is said and done dividends are attractive and have the most tangible economic value for a stock investor.

A lot of companies are restructuring…does that make them more attractive?  Change is inevitable and could prove to be good.  However, I see restructuring opposite of our legal system and that is “Guilty until proven Innocent!”

Hopefully, this Q&A provides you some insight into the investment management of our Fund.   In the remainder of this letter I will briefly address the economy, stock market and our portfolio.  Earnings growth for the S&P 500 Index was disappointing in 2012.  The prior three years this index’s earnings grew at a compounded 24.89% rate from $49.51 in 2008 to $96.44 in 2011.  The final numbers are not in as I write this letter, but it looks like the S&P 500 Index’s earnings for last year will be approximately $97.50.  This is only a 1% gain over 2011.  Using a 15.5 Current PE Ratio as a fair price for the S&P 500 Index then the stock market finished the 2012 at a 5.6% discount to its fair price.  We need more earnings growth in order to achieve an above average return in stocks.  Standard & Poor’s operating earnings estimate for 2013 is currently $111.51 for a 14.3% increase.  If they are correct the reacceleration in earnings growth would be wonderful for stocks.  If the S&P 500 Index’s earnings meet the above forecast then fair price would be $1,728.41 for an upside potential of 21% in 2013.  Remember at a historical average PE Ratio of 15.5 the market’s average rate of return for the past 60 years is slightly above 11%.

I believe that the market is still in the skepticism stage and if I am correct then we are not quite at the half way point of this bull market that started in March of 2009.  Therefore, within our portfolio I wish to own growth stocks that are not overpriced.  This is because as the bull market matures then growth stocks tend to become valued increasingly higher and we would receive the double-edged benefit of the growth in earnings along with an increased valuation of those earnings.  The spreadsheet below shows our Growth/Value holdings which comprise around 80% of our portfolio.  Included in this spreadsheet’s data are consensus 5-years growth rates along with consensus 2013 estimated Earnings Per Share (EPS) and the corresponding Forward PE Ratios (FPE Ratio):

Growth/Value		Prices	Growth	2012	2013	Forward
Company	Symbol	12/31/2012	Rates	EPS	EPS	PE Ratios
Apple	AAPL	$532.17	19.3%	$44.15	$44.73	11.9
Biglari	BH	$390.02	12.0%	$18.66	$16.67	23.4
Berkshire	BRK'A	$134,060.00	8.6%	$7,756.69	$8,334.18	16.1
Cabela's	CAB	$41.75	18.0%	$2.69	$3.07	13.6
Caterpillar	CAT	$89.61	8.0%	$9.21	$8.58	10.4
Express Scripts	ESRX	$54.00	18.0%	$3.72	$4.19	12.9
East West Bank	EWBC	$21.49	8.5%	$1.88	$2.03	10.6
Fed Ex	FDX	$91.72	11.0%	$6.59	$6.31	14.5
Google	GOOG	$709.26	14.3%	$39.13	$45.86	15.5
Goldman	GS	$127.56	12.0%	$14.13	$13.50	9.4
JP Morgan	JPM	$43.97	6.0%	$5.20	$5.38	8.2
KKR	KKR	$15.23	21.0%	$2.86	$2.21	6.9
Kansas City Southern	KSU	$83.48	16.3%	$3.25	$4.15	20.1
Mastercard	MA	$491.28	20.0%	$22.04	$25.47	19.3
Polaris	PII	$84.15	17.5%	$4.40	$5.15	16.3
Smucker's	SJM	$86.24	8.0%	$4.73	$5.22	16.5
Scripps Network	SNI	$57.92	14.7%	$3.38	$3.75	15.4
Stryker	SYK	$54.82	9.2%	$4.05	$4.33	12.7
			242.4%			253.8
AVERAGE			13.5%			14.1

These holdings have an average estimated Growth Rate of 13.5% with an average FPE Ratio of 14.1.  (On a weighted basis the FPE Ratio is closer to 13.25.)  This means that the largest component of our portfolio has a very high growth potential with a very conservative valuation.  A common and quick way to value growth is to divide the FPE Ratio by the Growth Rate to provide what is called the PEG Ratio (PEG).  A PEG of 2.0 is not uncommon in a bull market.  The lower the PEG the better and we were at a very attractive 0.98 to 1.05.

The two drivers for 2013’s stock market will be earnings growth and investors’ money flows back into U.S. stocks.  If both are positive the stock market would probably perform very well and I believe our Fund will benefit.  Time will tell if these two factors will occur, but I am very hopeful and continue to invest my family’s money into more shares of our Matthew 25 Fund.  Thank you for choosing our Fund as your investment vehicle as well.  It is an honor to work for you!

Good fortune,

Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

MATTHEW 25 FUND, INC.

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2012 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since June 30, 1997*

Average Annual Total Returns
For the Periods Ended December 31, 2012

	Matthew 25 Fund, Inc.	Russell 3000 Index
1 Year	31.63%	16.42%
3 Year	24.24%	11.19%
5 Year	11.05%	2.04%
10 Year	8.96%	7.67%
12/31/1995 - 12/31/2012	10.74%	7.17%

The graph below represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund, Inc. from 12/31/95 to 12/31/12.  These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares,  when redeemed, may be worth more or less than the original cost.

MATTHEW 25 FUND, INC.
TOP TEN HOLDINGS & ASSET ALLOCATION
December 31, 2012
(unaudited)

Top Ten Holdings	(% of Net Assets)

Apple, Inc.	15.28%
Caterpillar, Inc.	6.86%
Cabela's Inc.	6.09%
Brandywine Realty Trust	5.91%
MasterCard Inc.	5.72%
KKR & Co., L.P.	5.06%
Scripps Networks Interactive, Inc	4.93%
Goldman Sachs Group, Inc.	4.92%
Google, Inc.	4.89%
Berkshire Hathaway Inc. Class A	4.87%
64.53%

Asset Allocation	(% of Net Assets)

Electronic Computers	15.28%
Construction Machinery & Equipment	6.86%
Shopping Goods Store	6.09%
Real Estate Investment Trusts	5.91%
Business Services	5.72%
Limited Partnerships	5.06%
Cable & Other Pay Television Services	4.93%
Security Brokers, Dealers & Exchanges	4.92%
Computer Programming & Data Processing	4.89%
Fire, Marine & Casualty Insurance	4.87%
Air Courier Services	4.81%
National Commercial Bank	4.73%
Transportation Equipment	3.76%
Retail Drug Stores & Proprietary Store	3.14%
Railroads, Line-Haul Operations	2.81%
State Commercial Banks	2.16%
Canned Fruits, Veg & Preserves, Jams & Jellies	1.35%
Surgical & Medical Instruments & Apparatus	1.22%
Retail-Eating Places	1.15%
Natural Gas Transmission	1.07%
Preferred Stocks	1.05%
Other Assets less Liabilities	7.85%
Warrants	0.37%
100.00%

Matthew 25 Fund, Inc.

				Schedule of Investments
			December 31, 2012

Shares/Principal Amount		Historical Cost	Market Value	% of Net Assets

COMMON STOCKS

Air Courier Services
164,500	FedEx Corp.	$14,681,139	$15,087,940	4.81%

Business Services
1	The Depository Trust & Clearing Corp. ***	$688	$688	0.00%
36,500	MasterCard, Inc.	$13,046,935	$17,931,720	5.72%
	Total Business Services	$13,047,623	$17,932,408	5.72%

Cable & Other Pay Television Services
266,750	Scripps Network Interactive, Inc.	$14,199,528	$15,450,160	4.93%

Canned Fruits, Veg & Preserves, Jams & Jellies
48,900	J.M. Smucker Co.	$2,786,217	$4,217,136	1.35%

Computer Programming & Data Processing
21,650	Google, Inc. Class A *	$13,001,255	$15,314,777	4.89%

Construction Machinery & Equipment
240,000	Caterpillar, Inc.	$19,595,881	$21,506,040	6.86%

Electronic Computers
90,000	Apple, Inc.	$41,504,298	$47,895,570	15.28%

Fire, Marine & Casualty Insurance
114	Berkshire Hathaway, Class A *	$12,802,884	$15,282,840	4.87%

National Commercial Bank
337,000	JP Morgan Chase & Co.	$12,352,464	$14,817,587	4.73%

Natural Gas Transmission
95,000	Kinder Morgan, Inc.	$1,441,561	$3,356,350	1.07%

Railroads, Line-Haul Operations
105,500	Kansas City Southern	$4,076,991	$8,807,140	2.81%

Real Estate Investment Trusts
1,520,400	Brandywine Realty Trust	$17,103,029	$18,533,676	5.91%

Retail-Eating Places
9,250	Biglari Holdings, Inc. *	$3,329,734	$3,607,685	1.15%

Retail Drug Stores & Proprietary Store
182,500	Express Scripts Holdings Co. *	$10,623,271	$9,855,000	3.14%

Security Brokers, Dealers & Exchanges
121,000	Goldman Sachs Group, Inc.	$13,455,619	$15,434,760	4.92%

Shopping Goods Store
457,500	Cabelas, Inc. Class A *	$14,177,444	$19,100,625	6.09%

State Commercial Banks
315,000	East West Bancorp, Inc.	$6,556,802	$6,769,350	2.16%

Surgical & Medical Instruments & Apparatus
70,000	Stryker Corp.	$3,119,233	$3,837,400	1.22%

Transportation Equipment
140,000	Polaris Industries, Inc.	$7,185,554	$11,781,000	3.76%

Total Common Stocks		$225,040,527	$268,587,444	85.67%

WARRANTS
55,000	JP Morgan Chase & Co. *	$650,216	$652,300	0.21%
131,200	Kinder Morgan, Inc. *	$160,064	$495,936	0.16%
	Total Warrants	$810,280	$1,148,236	0.37%

LIMITED PARTNERSHIPS
1,042,500	KKR & Co. L.P.	$14,253,620	$15,877,275	5.06%

PREFERRED STOCKS
2,260	East West Bancorp 8% Convertible Preferred **	$2,139,028	$3,306,380	1.05%

	Total Investments	$242,243,455	$288,919,335	92.15%

	Other Assets in Excess of Liabilities		$24,601,883	7.85%

	Net Assets		$313,521,218	100.00%

* Non-Income producing securities during the period.
** Level 2 Security
*** Level 3 Security

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2012, in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$268,586,756	--	$688	$268,587,444
	Limited Partnership	$15,877,275	--	--	$15,877,275
	Warrants	$1,148,236	--	--	$1,148,236
	Preferred Stock	--	$3,306,380	--	$3,306,380

		$285,612,267	$3,306,380	$688	$288,919,335

There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2012.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Level 3
	Balance as of 12/31/2011	$ -
	Accrued Accretion/(Amortization)	-
	Change in Unrealized Appreciation/(Depreciation)	-
	Realized Gain/(Loss)	-
	Purchases/Sales	$688
	Transfers In/(Out) of Level 3	-
	Balance as of 12/31/2012	$688

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund, Inc.

Statement of Assets and Liabilities
December 31, 2012
Assets
Investment in securities at market value (cost $242,243,455)	$ 288,919,335

Cash	24,028,767
Receivables:
Fund shares purchased	4,265,051
Dividends and interest	18,550
Total Assets	317,231,703
Liabilities
Payables:
Securities purchased	2,806,265
Fund shares redeemed	651,134
Management fees	244,858
Accrued expenses	8,228
Total Liabilities	3,710,485

Net Assets (Equivalent to $22.18 per share based on 14,133,376	$ 313,521,218
shares of capital stock outstanding, 100,000,000 shares
authorized, $0.01 par value)
Minimum redemption price per share $22.18 x 0.98 = $21.74 (Note 6)

Composition of Net Assets
Shares of common stock	$ 141,334
Additional paid-in capital	266,893,304
Net unrealized appreciation of investments	46,486,580

Net Assets	$ 313,521,218

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund, Inc.

Statement of Operations
For the year ended December 31, 2012
Investment Income
Dividends	$ 2,391,538
Total Investment Income	2,391,538

Expenses
Management fees (Note 3)	1,619,032
Transfer agent and accounting fees	49,137
Registration fees	35,904
Professional fees	27,449
Shareholder reporting	26,265
Directors' fees and expenses	24,827
Custodian fees	21,281
Postage and printing	13,052
Insurance	13,045
Office expenses	11,476
Compliance Officer fees	9,745
Bank fees	4,254
State & local taxes	3,400
Telephone expense	1,295
IRA expense	1,200
Miscellaneous	44
Total Expenses	1,861,406

Net Investment Income	530,132

Realized and Unrealized Gain from Investments
Net realized gain from investments	6,356,004
Long-term capital gain distributions from underlying investments	200,333
Net change in unrealized appreciation of investments	21,762,143
Net realized and unrealized gain from investments	28,318,480

Net increase in net assets resulting from operations	$ 28,848,612

The accompanying notes are an integral part of these financial statements.

Matthew 25 Fund, Inc.

	Statements of Changes in Net Assets

		Years Ended
		12/31/2012	12/31/11
Increase (Decrease) in Net Assets From Operations
Net investment income		$ 530,132	$ 59,738
Net realized gain from investments		6,356,004	3,532,007
Long-term capital gain distributions from underlying investments		200,333	140,602
Unrealized appreciation on investments		21,762,143	2,011,399
Net increase in assets resulting from operations		28,848,612	5,743,746

Distributions to Shareholders
From net investment income		(510,220)	(61,096)
From realized gains		(5,303,565)	---
Total distributions		(5,813,785)	(61,096)

Capital Share Transactions (Note 5)		227,209,377	1,393,929

Total Increase in Net Assets		250,244,204	7,076,579

Net Assets at Beginning of Period		63,277,014	56,200,435

Net Assets at End of Period (includes undistributed net		$ 313,521,218	$ 63,277,014

investment income of $0 and $0, respectively)

The accompanying notes are an integral part of these financial statements.
Matthew 25 Fund, Inc.

Financial Highlights
Selected data for a share outstanding
throughout the period:	Years Ended
	12/31/2012	12/31/11	12/31/10	12/31/09	12/31/08
Net Asset Value -
Beginning of Period	$ 17.18	$ 15.57	$ 11.83	$ 8.08	$ 13.89
Net Investment Income (1)	0.07	0.02	0.04	0.12	0.16
Net Gains or (Losses) on Investments
(realized and unrealized)	5.32	1.61	3.74	3.75	(5.79)
Total from Investment Operations	5.39	1.63	3.78	3.87	(5.63)

Less Distributions
From net investment income	(0.04)	(0.02)	(0.04)	(0.12)	(0.18)
From realized gains	(0.39)	0.00	0.00	0.00	0.00
Total Distributions	(0.43)	(0.02)	(0.04)	(0.12)	(0.18)

Paid in capital from redemption fees (3)	0.04	0.00	0.00	0.00	0.00

Net Asset Value -
End of Period	$ 22.18	$ 17.18	$ 15.57	$ 11.83	$ 8.08

Total Return (2)	31.63%	10.45%	31.97%	47.89%	(40.44)%

Net Assets - End of Period (000's omitted)	$ 313,521	$ 63,277	$ 56,200	$ 42,574	$ 31,387

Ratio of Expenses to Average Net Assets	1.15%	1.22%	1.21%	1.25%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.33%	0.10%	0.32%	1.24%	2.60%

Portfolio Turnover Rate	23.23%	22.94%	26.59%	34.36%	73.21%

(1) Per share net investment income has been determined on the average number of shares outstanding during the period
(2) Total return assumes reinvestment of dividends
(3) Redemption fees resulted in less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. These policies are in conformity with accounting principals generally accepted in the United States of America.

Security Valuations

Equity securities are valued by using market quotations.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued at its last bid price.  When market quotations are not readily available, or when the Advisor determines that the market quotation does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities may be valued as determined in good faith by the Board of Directors.  The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

In addition, Generally Accepted Accounting Principles (“GAAP”) requires management of the Fund to analyze all open tax years, fiscal years 2009-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

MATTHEW 25 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2012

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

NOTE 3 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (The Advisor) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the year ended December 31, 2012, as computed pursuant to the investment advisory agreement, totaled $1,619,032.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.  At December 31, 2012 the Fund owed the Advisor $244,858 in advisory fees.

MATTHEW 25 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2012

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc.  During the year ended December 31, 2012, the Fund paid $75 in brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund, Inc. or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 4 - Investments

For the year ended December 31, 2012, purchases and sales of investment securities other than short-term investments aggregated $235,091,978 and $37,345,450, respectively.

NOTE 5 - Capital Share Transactions

As of December 31, 2012 there were 100,000,000 shares of $.01 per value capital stock authorized.  The total par value and paid-in capital totaled $267,034,638. Transactions in capital stock were as follows:

	December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	11,394,821	$ 247,143,520	383,963	$ 6,415,798
Shares reinvested	256,435	5,605,671	3,316	56,727
Redemption Fees	-	318,088	-	12,325
Shares redeemed	(1,201,937)	(25,857,902)	(311,964)	(5,090,921)
Net increase	10,449,319	$ 227,209,377	75,315	$ 1,393,929

NOTE 6 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the year ended December 31, 2012 the Fund received $318,088 in redemption fees that was reclassified to paid-in capital.

MATTHEW 25 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2012

NOTE 7 – Tax Matters

As of December 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments

$ 242,432,755

Gross tax unrealized appreciation on investments

$   53,101,073

Gross tax unrealized depreciation on investments

     (6,614,493)

Net tax unrealized appreciation

$   46,486,580

The Fund’s tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at December 31, 2012, the following represents the tax basis capital gains and losses:

Undistributed ordinary income

   $           -0-

Accumulated realized gains

   $           -0-

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (post-enactment year) to be carried forward for an unlimited period to the extent not utilized.  However, any capital loss carry-forward generated in a post-enactment year must be carried forward to offset subsequent year net capital gains before any capital loss carry-forward from a pre-enactment year can be used.  This may increase the risk that a capital loss generated in a pre-enactment year will expire.

The tax character of distributions paid during the years ended December 31, 2012 and 2011 are as follows:

	2012	2011
Ordinary income	$ 510,220	$ 61,096
Short-term Capital Gain	3,507,591	-
Long-term Capital Gain	1,795,974	-
Total	$ 5,813,785	$ 61,096

NOTE 8 - Lease Commitments

The Fund leases office space on a month to month basis.  Rent expense was $8,700 for the year ended December 31, 2012, and is included with office expenses.

MATTHEW 25 FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2012

NOTE 9 – New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update ("ASU") No. 2011-11 (the "Pronouncement") related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Pronouncement requires retrospective application for all comparative periods presented. Management is currently evaluating the impact that this Pronouncement may have on Fund's financial statements.

NOTE 10 – Subsequent Event

On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund.  On January 1, 2013 Matthew 25 Fund, Inc. was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of Matthew 25 Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Matthew 25 Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 2012 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Matthew 25 Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the  period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 21, 2013

EXPENSE EXAMPLE
December 31, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2012 to December 31, 2012.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period. IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Directors. This $8 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if IRA fees were included your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	July 1, 2012	December 31, 2012	July 1, 2012 through December 31, 2012
Actual	$1,000.00	$1,106.88	$6.09
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.36	$5.84

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

MATTHEW 25 FUND, INC.

                                                     ADDITIONAL INFORMATION

DECEMBER 31, 2012 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 23, 2012, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Directors considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Directors reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Directors also analyzed the Investment Advisor's experience and the capabilities of the Investment Advisor's portfolio manager. For example, the Directors reviewed and discussed the Investment Advisor's Form ADV and internal compliance policies, as well as the experience of the Investment Advisor as investment advisor or sub-advisor to other investment companies. In addition to the above considerations, the Directors reviewed and considered a description of the Investment Advisor's portfolio and brokerage transactions. Based on this review, the Directors concluded that the range and quality of services to be provided by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

MATTHEW 25 FUND, INC.

                           ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2012 (UNAUDITED)

INVESTMENT PERFORMANCE

The Directors considered the Advisor’s investment performance during his tenure managing this Fund.  The Directors considered year-to-date performance along with annual performances for 1, 3, 5, and 10 year(s) as well as performance since 1/1/96.  Greatest emphasis is placed on the long-term investment performances.  As of 6/30/12 the current advisor had outperformed the Russell 3000 Index in the 1, 3, 5, and 10 year periods, as well as the period since 1/1/1996.  The Directors try to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Core whenever this information is attainable without charge to the Fund.  Based on this review, the Directors concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Directors discussed at length the advisory fee of 1.00% along with the Fund’s other expenses of approximately 0.15% or 0.16% for a total expense rate of 1.15% or 1.16%.  This expense ratio was compared to Morningstar’s Large Growth Category (its current classification of MXXVX).  This peer group average expense ratio was 1.29%.   Based on this review, the Directors concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Directors considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Directors considered the increasing use by investor’s of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  See below in Economies of Scale for the reduction in the Advisor’s fees regarding these assets.

In addition, the Directors reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  The Directors also discussed the existence of other compensation arrangements with the Investment Advisor. Based on this review, the Directors concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

ECONOMIES OF SCALE

The Directors received and considered information regarding whether there have been economies of  scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is  potential  for  realization  of any further economies of scale.

MATTHEW 25 FUND, INC.

                           ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2012 (UNAUDITED)

The Directors noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.  The Directors also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs.  The Advisor pays the costs to the brokers for the NTF programs.  The two major brokers Charles Schwab and Fidelity charge 0.40% on these assets.  Therefore the Advisor earns net 0.60% on such NTF investments in the Fund.  Other brokers charge similar fees for their NTF programs.  In addition, Charles Schwab has a minimum monthly NTF fee of $1,000 that the Advisor pays whenever assets with Schwab are below $3,000,000.

CONCLUSIONS

The Directors who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. On the basis of its  review  and  the  foregoing information, the Board of Directors determined that  the  Advisory Agreement, including the advisory fee rates payable thereunder,  continued  to  be fair and reasonable in light of all relevant circumstances and  concluded  that  it  is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

ADDITIONAL INFORMATION (Continued)
B O A R D O F D I R E C T O R S I N F O R M A T I O N
Matthew 25 Fund, Inc.
December 31, 2012 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.
Information pertaining to the Directors of the Fund are set forth below. The Fund's Statement of Additional
Information includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-M25-FUND. Each Director may be contacted by writing to the Director c/o Matthew 25 Fund, Inc.,
P.O. Box 2479 Jenkintown, PA 19046

Name and Age	Position with Fund	Term of Office and	Principle Occupation	Other
		Length of Time Served	During Last Five Years	Directorships
INDEPENDENT DIRECTORS
Philip J. Cinelli, D.O.	Director	1 year with election held	Physician in	None
Age 52		annually. He has been	Family Practice
a Director since 1996

Samuel B. Clement	Director	1 year with election held	Stockbroker with	None
Age 54		annually. He has been	Securities of America
a Director since 1996

Linda Guendelsberger	Director	1 year with election held	Partner Weiser	None
Age 53	Secretary of Fund	annually. She has been	Mazars LLP
a Director since 1996

Scott Satell	Director	1 year with election held	Manufacturer's	None
Age 49		annually. He has been	Representative
		a Director since 1996	with BPI Ltd.
INTERESTED DIRECTORS
Steven D. Buck, Esq.	Director	1 year with election held	Attorney and	None
Age 52		annually. He has been	Shareholder with
		a Director since 1996	Stevens & Lee

Mark Mulholland	Director	1 year with election held	President of Matthew 25 Fund, Inc.	None
Age 53	President of Fund	annually. He has been	President of Matthew 25
		a Director since 1996	Management Corp. and
registered representative with
Boenning & Scattergood

Mr. Buck and Mr. Mulholland are Directors of the Fund and are considered "interested persons" as defined by the
Investment Company Act of 1940. Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation. Additionally, Mr. Buck's sister Lesley Buck is the Chief
Compliance Officer of Matthew 25 Fund.

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Directors acts as the audit committee.  The Board of Directors has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" director, and Ms. Guendelsberger is an "independent" director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                       12/31/2012        12/31/2011

Audit Fees             $ 13,000          $  12,000

Audit-Related Fees     $      0          $       0

Tax Fees               $  1,800          $   1,500

All Other Fees         $      0          $       0

Each year, the registrant's Board of Directors recommend a principal accountant to perform audit services for the registrant.  At the registrant's Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1)  EX-99.CODE ETH.  Not applicable.

(a)(2)  EX-99.CERT.  Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(b)       EX-99.906CERT.  Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 2/28/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 2/28/13